Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Third Quarter 2025 Results

Singapore – August 6, 2025 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced financial results of its third fiscal quarter ended June 28, 2025. The Company reported third quarter net revenue of $148.4 million, net loss of $3.3 million, representing EPS of $(0.06) per fully diluted share, and non-GAAP net income of $3.8 million, representing non-GAAP EPS of $0.07 per fully diluted share.

Quarterly Results - U.S. GAAP
	Fiscal Q3 2025	Change vs. Fiscal Q3 2024	Change vs. Fiscal Q2 2025
Net Revenue	$148.4 million	down 18.3%	down 8.4%
Gross Margin	46.7%	up 10 bps	up 2180 bps
Loss from Operations	$(6.1) million	down 173.6%	up 92.8%
Operating Margin	(4.1)%	down 870 bps	up 4820 bps
Net Loss	$(3.3) million	down 126.8%	up 96.1%
Net Margin	(2.2)%	down 900 bps	up 5000 bps
EPS – Diluted	$(0.06)	down 127.3%	up 96.2%

Quarterly Results - Non-GAAP
	Fiscal Q3 2025	Change vs. Fiscal Q3 2024	Change vs. Fiscal Q2 2025
Income from Operations	$1.6 million	down 90.0%	up 105.8%
Operating Margin	1.1%	down 760 bps	up 1800 bps
Net Income	$3.8 million	down 80.5%	up 113.5%
Net Margin	2.5%	down 810 bps	up 1970 bps
EPS – Diluted	$0.07	down 80.0%	up 113.5%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included at the end of this press release. See also the “Use of non-GAAP Financial Results” section of this press release.

Fusen Chen, Kulicke & Soffa’s President and Chief Executive Officer, stated, “We continue to execute on multiple technology transitions supported by parallel customer engagements. As we expand our portfolio, we are unlocking new opportunities across general semiconductor, memory, automotive, and industrial markets. Additionally, we are encouraged by positive market feedback of our latest solutions and also by recent order momentum within our highest-volume regions."

Third Quarter Fiscal 2025 Financial Highlights
•Net revenue of $148.4 million.
•Gross margin of 46.7%.
•Net loss of $3.3 million or $(0.06) per share; non-GAAP net income of $3.8 million or $0.07 per fully diluted share.
•GAAP cash flow from operations of $7.4 million; Adjusted free cash flow of $5.4 million.
•Cash, cash equivalents, and short-term investments were $556.5 million as of June 28, 2025.
•The Company repurchased a total of $0.7 million shares of common stock at a cost of $21.6 million.

Fourth Quarter Fiscal 2025 Outlook
K&S currently expects net revenue in the fourth quarter of fiscal 2025 ending October 4, 2025 to be approximately $170 million +/- $10 million, GAAP diluted EPS to be approximately $0.08 +/- 10%, and non-GAAP diluted EPS to be approximately $0.22 +/- 10%.
A reconciliation between the GAAP and non-GAAP financial outlook is provided in the financial tables included at the end of this press release.
Earnings Conference Webcast
A webcast to discuss these results will be held on August 6, 2025, beginning at 4:30 pm ET. The live webcast link, supplemental earnings presentation, and archived webcast will be available at investor.kns.com. To access the audio-only portion of the live webcast, parties may call +1-877-407-8037, or internationally, +1-201-689-8037.
An audio-only replay of the webcast will also be available approximately one hour after the completion of the live call by calling +1-877-660-6853, or internationally, +1-201-612-7415 and referencing access code 13750875.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP ("GAAP") results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, impairment relating to equity investments, income tax expense/benefit arising from discrete tax items triggered by acquisition, disposal of business (both via a sale or an abandonment), restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure discussed in this press release is contained in the financial tables at the end of this press release.

About Kulicke & Soffa
Kulicke & Soffa is a global leader in semiconductor assembly technology, advancing device performance across automotive, compute, industrial, memory and communications markets. Founded on innovation in 1951, K&S is uniquely positioned to overcome increasingly dynamic process challenges – creating and delivering long-term value by aligning technology with opportunity.
Caution Concerning Results, Forward-Looking Statements and Certain Risks Related to our Business
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, failures, delays or other problems arising from the negotiations with the applicable works council or trade unions; failures, delays or other problems arising from regulatory or judicial review of the activities concerning the Company's intended cessation of its Electronics Assembly equipment business, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 28, 2024, filed on November 14, 2024, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Nine months ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net revenue	$148,413	$181,650	$476,523	$524,913
Cost of sales	79,170	96,920	279,812	343,816
Gross profit	69,243	84,730	196,711	181,097
Selling, general and administrative	39,596	38,516	126,224	119,359
Research and development	35,741	37,937	110,769	112,451
Gain relating to cessation of business	—	—	(75,987)	—
Impairment charges	—	—	39,817	44,472
Operating expenses	75,337	76,453	200,823	276,282
(Loss) / Income from operations	(6,094)	8,277	(4,112)	(95,185)
Interest income	6,008	8,060	17,982	26,807
Interest expense	(32)	(20)	(95)	(60)
(Loss) / Income before income taxes	(118)	16,317	13,775	(68,438)
Provision for income taxes	3,171	4,053	19,941	12,685
Net (loss) / income	$(3,289)	$12,264	$(6,166)	$(81,123)

Net (loss) / income per share:
Basic	$(0.06)	$0.22	$(0.12)	$(1.45)
Diluted	$(0.06)	$0.22	$(0.12)	$(1.45)
Cash dividends declared per share	$0.205	$0.20	$0.615	$0.60

Weighted average shares outstanding:
Basic	52,692	55,280	53,265	56,028
Diluted	52,692	55,724	53,265	56,028

	Three months ended		Nine months ended
Supplemental financial data:	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Depreciation and amortization	$3,917	$4,944	$13,941	$19,896
Capital expenditures	2,733	3,266	$7,560	$10,645
Equity-based compensation expense:
Cost of sales	376	315	1,146	1,037
Selling, general and administrative	4,527	4,300	13,186	14,083
Research and development	2,189	1,748	6,394	5,332
Total equity-based compensation expense	$7,092	$6,363	$20,726	$20,452

	As of
	June 28, 2025	June 29, 2024
Number of employees	2,625	2,790

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	June 28, 2025	September 28, 2024
ASSETS
Current assets
Cash and cash equivalents	$246,481	$227,147
Short-term investments	310,000	350,000
Accounts and other receivable, net of allowance for doubtful accounts of $49 and $49, respectively	173,839	193,909
Inventories, net	158,330	177,736
Prepaid expenses and other current assets	41,551	46,161
Total current assets	930,201	994,953

Property, plant and equipment, net	59,534	64,823
Operating right-of-use assets	29,266	35,923
Goodwill	69,522	89,748
Intangible assets, net	5,908	25,239
Deferred tax assets	17,827	17,900
Equity investments	6,107	3,143
Other assets	6,531	8,433
TOTAL ASSETS	$1,124,896	$1,240,162

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable	$52,735	$58,847
Operating lease liabilities	6,566	7,718
Accrued expenses and other current liabilities	98,928	90,802
Income taxes payable	30,235	26,427
Total current liabilities	188,464	183,794

Deferred tax liabilities	35,812	34,594
Income taxes payable	20,042	31,352
Operating lease liabilities	29,783	33,245
Other liabilities	13,269	13,168
TOTAL LIABILITIES	$287,370	$296,153

SHAREHOLDERS' EQUITY
Preferred stock, without par value: Authorized 5,000 shares; issued - none	$—	$—
Common stock, without par value: Authorized 200,000 shares; issued 85,364 and 85,364, respectively; outstanding 52,374 and 53,854 shares, respectively	612,332	596,703
Treasury stock, at cost, 32,990 and 31,510 shares, respectively	(957,392)	(881,830)
Retained earnings	1,203,768	1,242,558
Accumulated other comprehensive loss	(21,182)	(13,422)
TOTAL SHAREHOLDERS' EQUITY	$837,526	$944,009

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,124,896	$1,240,162

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
(in thousands)	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net cash provided by / (used in) operating activities	$7,380	$26,897	$106,159	$(582)
Net cash provided by / (used in) investing activities	(17,463)	36,594	26,161	(20,518)
Net cash used in financing activities	(32,606)	(55,933)	(114,564)	(141,729)
Effect of exchange rate changes on cash and cash equivalents	2,651	(389)	1,578	344
Changes in cash and cash equivalents	(40,038)	7,169	19,334	(162,485)
Cash and cash equivalents, beginning of period	286,519	359,748	227,147	529,402
Cash and cash equivalents, end of period	$246,481	$366,917	$246,481	$366,917

Short-term investments	310,000	235,000	310,000	235,000
Total cash, cash equivalents and short-term investments	$556,481	$601,917	$556,481	$601,917

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	June 28, 2025	June 29, 2024	March 29, 2025
Net revenue	$148,413	$181,650	$161,986
U.S. GAAP (loss) / income from operations	(6,094)	8,277	(84,667)
U.S. GAAP operating margin	(4.1)%	4.6%	(52.3)%

Pre-tax non-GAAP items:
Amortization related to intangible assets	308	1,250	1,171
Restructuring	287	—	8,806
Equity-based compensation	7,092	6,363	7,493
Impairment charges	—	—	39,817
Non-GAAP income / (loss) from operations	$1,593	$15,890	$(27,380)
Non-GAAP operating margin	1.1%	8.7%	(16.9)%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and Non-GAAP Net Margin and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	June 28, 2025	June 29, 2024	March 29, 2025
Net revenue	$148,413	$181,650	$161,986
U.S. GAAP net (loss) / income	(3,289)	12,264	(84,519)
U.S. GAAP net margin	(2.2)%	6.8%	(52.2)%

Non-GAAP adjustments:
Amortization related to intangible assets	308	1,250	1,171
Restructuring	287	—	8,806
Equity-based compensation	7,092	6,363	7,493
Impairment charges	—	—	39,817
Net income tax benefit on non-GAAP items	(626)	(568)	(639)
Total non-GAAP adjustments	$7,061	$7,045	$56,648
Non-GAAP net income / (loss)	$3,772	$19,309	$(27,871)
Non-GAAP net margin	2.5%	10.6%	(17.2)%

U.S. GAAP net (loss) / income per share:
Basic	$(0.06)	$0.22	$(1.59)
Diluted(a)	$(0.06)	$0.22	$(1.59)

Non-GAAP adjustments per share:(b)
Basic	$0.13	$0.13	$1.07
Diluted	$0.13	$0.13	$1.07

Non-GAAP net income / (loss) per share:
Basic	$0.07	$0.35	$(0.52)
Diluted(c)	$0.07	$0.35	$(0.52)

Weighted average shares outstanding:
Basic	52,692	55,280	53,311
Diluted	52,866	55,724	53,311
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation expenses, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, gain relating to disposal or cessation of business, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating Non-GAAP diluted net loss per share because it would be anti-dilutive.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	June 28, 2025	June 29, 2024	March 29, 2025
U.S. GAAP net cash provided by operating activities	$7,380	$26,897	$79,877
Purchases of property, plant and equipment	(2,090)	(2,683)	(1,954)
Proceeds from sales of property, plant and equipment	147	—	60

Non-GAAP adjusted free cash flow	$5,437	$24,214	$77,983

Reconciliation of U.S. GAAP to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Fourth quarter of fiscal 2025 ending October 4, 2025
	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net revenue	$170 million +/- $10 million	—	$170 million +/- $10 million
Operating expenses	$75.5 million +/- 2%	$7.5 million B,C	$68.0 million +/- 2%
Diluted EPS(1)	$0.08 +/- 10%%	$0.14 A, B, C, D	$0.22 +/- 10%

Non-GAAP Adjustments
A. Equity-based compensation - Cost of sales	0.4
B. Equity-based compensation - Selling, general and administrative and Research and development	7.2
C. Amortization related to intangible assets	0.3
D. Net income tax effect of the above items	(0.6)
(1) GAAP and non-GAAP diluted EPS based on approximately 52.0 million diluted weighted average shares outstanding.
The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, restructuring activities, strategic investments and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.